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                                 EXHIBIT NO. 5
                          VARIABLE ANNUITY APPLICATION






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EVERGREEN ULTRA ADVANTAGE PLUS                 Nationwide Life Insurance Company
VARIABLE ANNUITY APPLICATION                   P.O. Box 182008
                                               Columbus, Ohio  43218-2008
$15,000 MINIMUM INITIAL PAYMENT                1-800-240-5054

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OWNER
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   (Last Name, First Name, Middle Initial)
Owner                                                                           Social Security #
                                                                                Male             Female
Birthdate                                                                       Social Security #
Joint Spousal Owner                                                             Male             Female
                                                                                Birthdate
Address


City                                        State             Zip
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ANNUITANT (if different from Owner)
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   (Last Name, First Name, Middle Initial)

Annuitant                                                                       Social Security #
Address                                                                         Male             Female
                                                                                Birthdate

City                                        State             Zip
Contingent Annuitant                                                            Social Security #
                                                                                Male             Female
Annuitization Date                                                              Birthdate
Annuitant's       Primary                                                       Relationship
Beneficiary:      Contingent                                                    Relationship

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ANNUITY PURCHASE PAYMENTS
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First Purchase Payment $__________submitted herewith. A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the Company, and any sums submitted with this application will be refunded.
(MINIMUM INITIAL PURCHASE PAYMENT OF $15,000)
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PURCHASE PAYMENT ALLOCATION (Whole percentages only)
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EVERGREEN INVESTMENT TRUST                       NATIONWIDE SEPARATE ACCT. TRUST
_____% Evergreen VA Growth & Income              _____% Government Bond Fund
_____% Evergreen VA Fund                         _____% Money Market Fund
_____% Evergreen VA Foundation Fund

FIDELITY VIP FUND                                NW LIFE INSURANCE COMPANY:
_____% Asset Manager Portfolio                   _____% Fixed Account
_____% High Income Portfolio
_____% Overseas Portfolio
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CONTRACT TYPE
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___ IRA (owner and annuitant must be the same)  ___ Non-Qualified  ___ 403(b)
Year for which contribution is applied  ________
Is this a rollover? ____________  Is this a transfer? ____________
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REPLACEMENT INFORMATION
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Will the annuity applied for replace any existing insurance or annuity?
____ Yes         ____ No         If yes, please explain.

In accordance with TEFRA (1982), please provide the cost basis of the contract. Pre-TEFRA (before August 14, 1982) $____________ Post-TEFRA $____________
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REMARKS
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SIGNATURES
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The Contract which will be issued upon receipt of this application provides a standard annuity payment option consisting of a Life Annuity with 120 guaranteed monthly payments unless otherwise indicated prior to annuitization.

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of my annuity contract issued by the Company. I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OF SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.

[ ] Please send me a copy of the Statement of Additional Information to the prospectus.

Owner__________________________________   Joint Owner___________________________

Annuitant______________________________

Signed (City and State)___________________Date__________________________________

Agent________________________________________________  Agent #__________________

Agent________________________________________________
                     (print name)

AGENT: Do you have any reason to believe the contract applied for is to replace existing annuities or insurance owned by the Annuitant? ___ Yes ___ No
If yes, please furnish company name and cost basis above.




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